Motley Fool Small-Cap Growth ETF

A series of The RBB Fund, Inc.

Cboe BZX: TMFS

SUMMARY PROSPECTUS

December 31, 2024
(as supplemented on January 17, 2025)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and information about the Fund at https://www.fooletfs.com/resources.html. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 31, 2024, and the Fund’s SAI, dated December 31, 2024, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Motley Fool Small-Cap Growth ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Small-Cap Growth ETF (the “Small-Cap Growth Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small-Cap Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Small-Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Small-Cap Growth Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Small-Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Small-Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2024, the Small-Cap Growth Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Small-Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) and invests primarily in equity securities of small capitalization companies listed on a United States exchange and selected by Motley Fool Asset Management, LLC (the “Adviser”), the Small-Cap Growth Fund’s investment adviser. The Small-Cap Growth Fund pursues its investment objective by using a quality growth style. The Small-Cap Growth Fund invests in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Small-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by small capitalization companies with growth characteristics. For this purpose, the Adviser currently defines small capitalization companies as being within the same range of market capitalizations as the companies in the Russell 2000 Growth Total Return Index (the “Index”).

The Index is used for the purpose of determining ranges of market capitalizations and not for targeting portfolio management. As of October 31, 2024, the median market capitalization of the Index was $1.0 billion and the largest stock was $12.6 billion. Under normal circumstances, the Small-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market. The Small-Cap Growth Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. In addition, at any given time, the Small-Cap Growth Fund may have a significant portion of its net assets invested in securities of issuers within a particular sector, such as the financials, health care, industrials, and information technology sectors.

In identifying investments with growth characteristics, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, and the potential for robust streams of free cash flow. In managing the Small-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Small-Cap Growth Fund’s allocations to maintain a mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Small-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Small-Cap Growth Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria described in more detail below: (i) management, culture, and incentives; (ii) the economics of the business; (iii) competitive advantage; and (iv) trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Small-Cap Growth Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Small-Cap Growth Fund’s investment portfolio is focused, generally composed of between 30 and 40 investment positions.

While investing in a particular sector is not a principal investment strategy of the Small-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. While the Small-Cap Growth Fund does not place any restrictions on its level of sector concentration, it will limit its investments in industries within any particular sector to less than 25% of the Fund’s total assets. As of August 31, 2024, the Small-Cap Growth Fund is significantly invested in the financials, health care, industrials, and information technology sectors, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Small-Cap Growth Fund may not invest more than 15% of its net assets in illiquid securities.

The Small-Cap Growth Fund may also seek to increase its income by lending securities.

The Small-Cap Growth Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Small-Cap Growth Fund’s investments may decrease, which will cause the value of the Small-Cap Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Small-Cap Growth Fund, and there can be no assurance that the Small-Cap Growth Fund will achieve its investment objective. The Small-Cap Growth Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Small-Cap Growth Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Small-Cap Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Small-Cap Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Small-Cap Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Small-Cap Growth Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Small-Cap Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Small-Cap Growth Fund or its service providers may adversely impact and cause financial losses to the Small-Cap Growth Fund or its shareholders. Issuers of securities in which the Small-Cap Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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Equity Market Risk. The equity securities held in the Small-Cap Growth Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Small-Cap Growth Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Small-Cap Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Small-Cap Growth Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Small-Cap Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Small-Cap Growth Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Small-Cap Growth Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

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Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Small-Cap Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Investment Style Risk. The Small-Cap Growth Fund pursues a quality growth style of investing. Quality growth style investing focuses on companies that appear attractive in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Small-Cap Growth Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style the Small-Cap Growth Fund may underperform the market and its peers over short timeframes.

●	Management Risk. The Small-Cap Growth Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

●

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Small-Cap Growth Fund’s NAV and market price may fluctuate significantly in response to these and other factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. As a result, an investor could lose money over short or long periods of time.

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Non-Diversification Risk. The Small-Cap Growth Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Small-Cap Growth Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Small-Cap Growth Fund.

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Sector Risk. To the extent the Small-Cap Growth Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

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Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

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Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

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Securities Lending Risk. The Small-Cap Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Small-Cap Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Small Cap Companies Risk. Investments in securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Small-Cap Growth Fund. The bar chart shows the changes in performance of the Small-Cap Growth Fund from year to year. The table illustrates how the Small-Cap Growth Fund’s average annual total returns for the one-year, five-year, and since-inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Small-Cap Growth Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 36.00% in the quarter ended June 30, 2020
Worst Quarter: -24.42% in the quarter ended June 30, 2022

The year-to-date total return for the nine months ended September 30, 2024 was 8.39%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Small-Cap Growth Fund	1 Year	5 Years	Since Inception, October 29, 2018
Return Before Taxes	25.14%	12.35%	10.61%
Return After Taxes on Distributions	25.14%	11.80%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares	14.88%	9.88%	8.45%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)*	25.96%	15.16%	13.49%
Russell 2000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)*	18.66%	9.22%	7.27%

*

Effective October 2024, and pursuant to new regulatory requirements, the Russell 3000 Index replaced the Russell 2000 Growth Total Return Index as the Fund’s primary benchmark to represent a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Small-Cap Growth Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony L. Arsta, CFA®	Chief Investment Officer, Portfolio Manager	January 17, 2025
Nathan G. Weisshaar, CFA®	Portfolio Manager	Inception (October 29, 2018)
Charles L. Travers, Jr.	Lead Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Small-Cap Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Small-Cap Growth Fund’s most recent fiscal year was 0.17%.

The Small-Cap Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Small-Cap Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Small-Cap Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Small-Cap Growth Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Small-Cap Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Small-Cap Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Small-Cap Growth Fund over another investment. Any such arrangements do not result in increased Small-Cap Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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